BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JUNE 16, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017, AS AMENDED JUNE 9, 2017

BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

Effective immediately, Gerald Smith no longer serves as a Portfolio Manager of the Baillie Gifford International Stock Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. In the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Gerald Smith no longer serves as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE